Exhibit 10.22
                              AMENDED AND RESTATED

                         RECEIVABLES PURCHASE AGREEMENT

                          Dated as of December 10, 1997

                           (amending and restating the
           Receivables Purchase Agreement dated as of August 17, 1994)

                                      Among

                               B.I. FUNDING, INC.,

                          BURLINGTON INDUSTRIES, INC.,

                                       And

                        THE OTHER SELLERS PARTIES HERETO

                                TABLE OF CONTENTS
||
                                    ARTICLE I

DEFINITIONS; RESTATEMENT...............................................1
  SECTION 1.01.        ................................................1
  SECTION 1.02.  Restatement of Prior Agreement........................2
  SECTION 1.03.  Qualification Regarding Bacova........................2

                                   ARTICLE II

PURCHASE OF RECEIVABLES; CONSIDERATION AND PAYMENT.....................2
  SECTION 2.01.  Purchase of Receivables...............................2
  SECTION 2.02.  Purchase Price........................................3
  SECTION 2.03.  Payment of Purchase Price.............................4
  SECTION 2.04.  No Repurchase.........................................5
  SECTION 2.05.  Dilutive Credits......................................5
  SECTION 2.06.  Certain Charges.......................................6
  SECTION 2.07.  Termination...........................................6
  SECTION 2.08.  Limitation on Liability of the Sellers and Others.....6
  SECTION 2.09.  Inclusion of Additional Sellers.......................7

                                   ARTICLE III

CONDITIONS PRECEDENT............................................ .......8

  SECTION 3.01.  Conditions  Precedent  to  the  Effectiveness  of  this
                 Agreement...................................... .......8

  SECTION 3.02.  Conditions  Precedent  to  the  Company's  Purchases  of
                 Receivables.................................. .........9

  SECTION 3.03.  Conditions Precedent to Sellers' Obligations on Effective
                 Date....................................... ...........10

  SECTION 3.04.  Conditions  Precedent to Sellers' Obligations on Payment
                 Dates..................................................11

                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES..........................................11
         SECTION 4.01.  Representations and Warranties of the Parties...11
         SECTION 4.02.  Additional Representations of the Sellers.......12

                                    ARTICLE V

COVENANTS...............................................................14
         SECTION 5.01.  Affirmative Covenants of the Sellers............14
         SECTION 5.02.  Negative Covenants of the Sellers...............21

                                   ARTICLE VI

PURCHASE TERMINATION EVENTS.............................................22
         SECTION 6.01.  Purchase Termination Events.....................22
         SECTION 6.02.  Remedies........................................23

                                   ARTICLE VII

INDEMNIFICATION.........................................................23
         SECTION 7.01.  Indemnities by the Sellers......................23
         SECTION 7.02.  Indemnities by the Company......................25

                                  ARTICLE VIII

SUBORDINATED NOTE; PREFERRED STOCK......................................25
         SECTION 8.01.  Subordinated Note...............................25
         SECTION 8.02.  Preferred Stock.................................26
         SECTION 8.03.  Restructuring on Transfer of Subordinated Note and
                             Preferred Stock............................26

                                  ARTICLE IX

MISCELLANEOUS...........................................................26
         SECTION 9.01.  Amendments, Etc.................................26
         SECTION 9.02.  Notices, Etc....................................26
         SECTION 9.03.  No Waiver; Remedies.............................27
         SECTION 9.04.  Binding Effect; Governing Law...................27
         SECTION 9.05.  Costs, Expenses and Taxes.......................27
         SECTION 9.06.  Headings........................................28
         SECTION 9.07.  Grant of License to Use Patents and Trademarks..28
         SECTION 9.08.  Acknowledgment of Transaction Documents.........28
         SECTION 9.09.  Waiver of Jury Trial............................28
         SECTION 9.10.  Severability....................................28
         SECTION 9.11.  Counterparts....................................28
         SECTION 9.12.  Jurisdiction; Consent to Service of Process.....28
||

Schedules

SCHEDULE I                    Authorized Officers
SCHEDULE II                   Fiscal Months and Fiscal Quarters
SCHEDULE III                  Trade Names
SCHEDULE IV                   Accounts
SCHEDULE V                    Location of Records
SCHEDULE VI                   Notices

Exhibits

EXHIBIT A                           Form of Monthly Settlement Statement
EXHIBIT B                           Form of Weekly Report
EXHIBIT C                           Form of Subordinated Note

Annexes

ANNEX Z                             Definitions

         AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the "Agreement") dated as of December 10, 1997 (amending and restating the Receivables Purchase Agreement dated as of August 17, 1994) among B.I. FUNDING, INC., a Delaware corporation (the "Company"), BURLINGTON INDUSTRIES, INC., a Delaware corporation ("BII"), B.I. TRANSPORTATION, INC., a Delaware corporation ("BTI"), BURLINGTON FABRICS INC., a Delaware corporation ("BFI"); BURLINGTON APPAREL SERVICES COMPANY, a Delaware corporation ("BASC"); BURLINGTON INTERNATIONAL SERVICES COMPANY, a Delaware corporation ("BISC"); THE BACOVA GUILD, LTD., a Delaware corporation ("Bacova"); and each Additional Seller which may hereafter become party hereto; (BII, BTI, BFI, BASC, BISC, Bacova and the Additional Sellers are herein referred to collectively as the "Sellers").

         The Company is in the business of acquiring accounts receivable of the Sellers. The Company intends from time to time to sell an interest in the pool of accounts receivable purchased by the Company from the Sellers pursuant to, and in accordance with the terms of, this Agreement. In order to enable the Company to sell such interest, the Sellers are willing to sell to the Company, and the Company is willing to Purchase from the Sellers, the Receivables on the terms and subject to the conditions set forth herein.

         Accordingly, the Company and each of the Sellers agree as follows:

                                    ARTICLE I

                            DEFINITIONS; RESTATEMENT

         SECTION 1.01.
                  (a) Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in Annex Z attached hereto.

                  (b) Terms Generally.  The definitions referred to in paragraph
         (a) above shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP.

                  (c) UCC Terms. All terms used in Article 9 of the UCC that are used but not defined herein or in Annex Z shall have the meanings assigned to such terms in such Article 9.

                  (d) Computation of Time Periods. Unless otherwise specified in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including," and the words "to" and "until" each mean "to but excluding".

         SECTION 1.02. Restatement of Prior Agreement. This Agreement amends and restates in its entirety the Receivables Purchase Agreement dated as of March 26, 1992, as amended and restated as of August 17, 1994 (the "Prior Sale Agreement"), among certain of the Sellers and the Company. All Receivables and other assets conveyed to the Company under the Prior Agreement shall be deemed to have been conveyed hereunder, and all obligations of the Sellers hereunder shall apply to such assets to the same extent as assets conveyed after the date hereof.

         SECTION 1.03. Qualification Regarding Bacova. Notwithstanding anything to the contrary in any of the Transaction Documents, Receivables originated by Bacova shall not be conveyed to the Company hereunder, and shall not be classified as Eligible Receivables or be subject to the terms of the Transaction Documents regarding the collection of Receivables or the reporting of information regarding the Receivables, until the Company and the Agent shall have agreed to the inclusion of such Receivables in the transactions contemplated by the Transaction Documents, which agreement shall be deemed to have occurred once the reporting systems of Bacova have been integrated into the systems of the Parent Group in a manner reasonably satisfactory to the Agent and notified to the Servicers in writing.

                                   ARTICLE II

                            PURCHASE OF RECEIVABLES;
                            CONSIDERATION AND PAYMENT

         SECTION 2.01.    Purchase of Receivables.

                  (a) Each of the Sellers (other than BII) hereby sells, assigns transfers and conveys to BII, and BII hereby sells, assigns, transfers and conveys to the Company, on the Closing Date and from time to time thereafter, on the terms and subject to the conditions specifically set forth herein, all its respective right, title and interest, in, to and under (i) all Receivables now existing and hereafter arising from time to time, as provided in paragraph (b) below, and all payment and enforcement rights (but none of the obligations) with respect to Receivables, (ii) all Related Security in respect of such Receivables,
         (iii) all Collections and other monies due or to become due with respect to the foregoing and (iv) all proceeds of the foregoing. It is understood that all Receivables, Related Security, monies and proceeds conveyed by the Sellers (other than BII) to BII pursuant to this
         Section 2.01 (the "Subsidiary Assets") are simultaneously being conveyed by BII to the Company, together with Receivables originated by BII (and Related Security, monies and proceeds relating to such Receivables originated by BII). BII retains no interest in the Subsidiary Assets. The Company shall be entitled to exercise all of its rights and remedies hereunder with respect to the Subsidiary Assets against either BII or the Seller that originated such Subsidiary Assets, or both, to the same extent as would be the case if (in the case of BII) BII had originated such Subsidiary Assets or (in the case of such Seller) if the Company acquired such Subsidiary Assets directly from such Seller.

                  (b)  Upon  the  fulfillment  of the  conditions  set  forth in
         Article III with respect to each newly created Receivable, all of the applicable Seller's right, title and interest in and to such newly created Receivable and all Related Security in respect of such Receivable shall be immediately and automatically sold, assigned, transferred and conveyed to the Company pursuant to paragraph (a) above without any further action by such Seller or any other Person.

                  (c) The parties to this Agreement intend that the transactions contemplated hereby shall be, and shall be treated as, a purchase by the Company and a sale by the applicable Seller of the Purchased Receivables and not as a lending transaction. All sales of Receivables and Related Security by any Seller hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, any Seller, except as otherwise specifically provided herein. The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in a creation or assumption by the Company of any obligation of any Seller or any other Person in connection with the Receivables or any agreement relating thereto, including any obligation to any Obligor.

                  (d) In connection with the foregoing conveyances, each Seller agrees to record and file, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables and Related Security now existing and hereafter acquired by the Company from the Sellers meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the purchases of the Receivables and Related Security by the Company from the Sellers, and to deliver such financing statements to the Company on or prior to the Effective Date.

                  (e) In connection with the foregoing conveyances, each Seller agrees at its own expense, as agent of the Company, (i) to indicate on the computer files and other physical records relating to the Receivables (by means of a general legend that will automatically appear at or near the beginning of any list or print-out of the Receivables) that, unless otherwise specifically identified on such list or print-out as a Receivable not so sold or transferred, all Receivables included in such list or print-out and Related Security have been sold to the Company in accordance with this Agreement and
         (ii) to deliver to the Company computer files or microfiche lists containing true and complete lists of all such Receivables, identified by Obligor and by the Receivables balance as of a date acceptable to the Company prior to the Effective Date. Such files or lists shall be delivered to the Company as confidential and proprietary.

         SECTION 2.02. Purchase Price. The amount payable by the Company to BII the "Purchase Price") for newly created Receivables and Related Security on any Payment Date to the Company under this Agreement shall be equal to the product of (a) the aggregate Outstanding Balances of such Receivables and (b) the Discounted Percentage. Such Purchase Price shall be paid pursuant to Section
2.03. The amount payable by BII to another Seller for newly created Receivables and Related Security on any Payment Date shall be equal to the aggregate Outstanding Balances of such Receivables. Such amount shall be paid by BII in cash to such Seller on such Payment Date, and the Company shall have no liability with respect to the payment of such amount. BII's failure to pay such amount to such Seller shall not affect in any way the Company's rights in and to such Receivables and Related Security.

         SECTION 2.03.  Payment of Purchase Price.

                  (a) The Purchase Price for Receivables and the Related Security shall be paid or provided for by the Company to BII on the Effective Date and thereafter on each Business Day (each such day, a "Payment Date") as follows:

                              (i) to the extent  available for such purpose,  in
                  cash from Collections, provided that all cash payments on a day other than a Weekly Settlement Date shall be interim payments subject to adjustment as provided in clause(b) below;

                              (ii) to the extent available for such purpose,  in
                  cash from the proceeds of Advances obtained by the Company under the Loan Agreement;

                              (iii) at the  option of the  Company,  by means of
                  any one or more of the following: (A) amounts contributed by BII to the Company, and (B) an addition to the principal amount of the Subordinated Note and the issuance of shares of Preferred Stock so that the sum of the addition to such principal amount and the liquidation preferences of such shares shall equal the remaining portion of the Purchase Price; provided, however, that the addition of the principal amount of Subordinated Note on such Payment Date shall not, in any event, exceed the maximum principal amount of Subordinated Note that may be outstanding on such Payment Date as determined from information contained in the most recent Weekly Report in accordance with Section 8.01.

                  (b) In each Weekly Report, the Servicer shall determine:

                              (i) the aggregate amount paid by the Company to BII pursuant to Section 2.03(a)(i) during the Related Period (as defined below) plus the aggregate amount of Indemnified Amounts (as defined in Section 7.01) for the Related Period;

                              (ii) the portion of Collections for the Related Period required to be applied to the payment of principal of, or interest on, Advances, fees payable under the Loan Agreement and other amounts required to be paid or set aside under the Loan Agreement; and

                              (iii) the excess of the amount determined pursuant
                                    to  clause   (i)  above   over  the   amount
                                    determined pursuant to clause (ii) above.

         "Related Period" means a period from one Weekly Cut-Off Date (or, in the case of the first Related Period, the date hereof) to the next Weekly Cut-Off Date, and the Related Period with respect to any Weekly Report means the Related Period ending on the Weekly Cut-Off Date immediately prior to the date of such Weekly Report.

         If the amount determined pursuant to clause (iii) above is a positive number, BII agrees to pay to the Company an amount equal to the amount set forth in clause (ii) above, on the related Weekly Settlement Date in immediately available funds. If the amount determined pursuant to clause (iii) above is a negative number, BII agrees to pay to the Company an amount equal to the amount set forth in clause (i) above, on the related Weekly Settlement Date in immediately available funds. Concurrently with such payment, in accordance with (and subject to the limitations of) Section 2.03(a)(iii)), the Subordinated Note will be increased by such amount and/or shares of Preferred Shares will be issued to BII.

                  (c) All payments under this Agreement shall be made not later than 2:30 p.m., Atlanta time, on the date specified therefor in lawful money of the United States of America in same day funds and (i) if to any Seller, to the respective bank account designated in writing by such Seller to the Company and (ii) if to the Company, to the bank account designated in writing by the Company to the Sellers. Amounts not paid when due shall bear interest at a rate equal at all times to the Alternate Base Rate plus 2%, payable on demand.

                  (d) Whenever any payment to be made under this Agreement shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

         SECTION 2.04. No Repurchase. Notwithstanding anything herein to the contrary, no Seller shall have any right or obligation under this Agreement, by implication or otherwise, to repurchase from the Company any Purchased Receivables or to rescind or otherwise retroactively affect any purchase of any Purchased Receivables after the Purchase Date relating thereto.

         SECTION 2.05. Dilutive Credits. The Sellers may accept returns of goods for full or partial credit or make a daily adjustment in the principal amount payable with respect to a customer who has purchased merchandise or services on credit in accordance with the Policies. Such adjustment shall be made by the applicable Seller on each Date of Processing. Such adjustment shall be in an amount equal to the aggregate amount of all Dilutive Credits on such Date of Processing. Dilutive Credits shall be subtracted from the Outstanding Balance of Eligible Receivables appearing on the next Weekly Report.

         SECTION 2.06. Certain Charges. Each of the Sellers and the Company agrees that late charge revenue, other fees and charges and other similar items, whenever created, accrued in respect of Purchased Receivables shall be the property of the Company notwithstanding the occurrence of a Purchase Termination Event and all Collections with respect thereto shall continue to be allocated and treated as Collections in respect of Purchased Receivables.

         SECTION 2.07. Termination. Each Seller's respective obligation to sell the Receivables under this Agreement shall terminate on the date (the "Purchase Termination Date") that is the earlier of (a) the termination of the Liquidity Commitments pursuant to the Loan Agreement and (b) the date on which the Company's obligation to purchase Receivables shall terminate pursuant to Section 6.01.

         SECTION 2.08. Limitation on Liability of the Sellers and Others. No recourse under or upon any obligation or covenant of this Agreement, or the Receivables, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, employee, agent, officer or director, in its capacity as such, past, present or future, of any Seller or of any successor corporation, either directly or through such Seller, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, employees, agents, officers or directors, as such, of any Seller or of any successor corporation, or any of them, under or by reason of the obligations, covenants or agreements contained in this Agreement or in the Receivables or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, employee, agent, officer or director, as such, under or by reason of the obligations or covenants contained in this Agreement or in the Receivables or implied therefrom, are hereby expressly waived and released as a condition of, and as consideration for, the execution of this Agreement provided, however, that this provision shall not protect any such Person against any liability which would otherwise be imposed by reason of wilful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Each Seller and any director or officer or employee or agent of such Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. No Seller shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement if such appearance, prosecution or defense may, in such party's reasonable opinion, cause it to incur any expense or liability. In furtherance of the foregoing, to the extent permitted by applicable law, the Company and the Sellers agree that (a) no Seller shall be entitled to (or to an accounting for) any surplus or be liable for any deficiency resulting from actual Collections of Receivables and (b) each Seller irrevocably waives any right or equity of redemption in respect of the Receivables.

         SECTION 2.09. Inclusion of Additional Sellers. At any time and from time to time, upon the prior delivery to the Company and the Agent of a certificate (together with an executed copy of the agreement attached thereto in accordance with clause (ii) below, and "Additional Seller Certificate") to that effect, BII may designate one or more of its then wholly owned Subsidiaries as (and, upon approval by the Agent of the addition and the materials required to be delivered under this Section 2.09 and the Agent's receipt of confirmation that the addition will not cause the rating on any Commercial Paper Notes to be reduced or withdrawn, such Subsidiaries shall automatically, without any further notice or other action, become) Sellers under this Agreement (each such Seller being an "Additional Seller"); whereupon this Agreement shall automatically, without any further notice or other action, be amended, supplemented or otherwise modified, to the extent necessary, to reflect the information contained in such Additional Seller Certificate. Each Additional Seller Certificate (i) shall contain the following information:

                                    (A) the name and the state of  incorporation
                              of the proposed Additional Seller;

                                    (B)   a   statement   that   such   proposed
                              Additional Seller is a wholly owned Subsidiary of BII;

                                    (C) a  description  of the  business of such
                              proposed Additional Seller (which shall be similar or related to one or more of the businesses conducted by any of the Sellers (other than the Additional Sellers) on the Effective Date, including, without limitation those businesses that, in the ordinary course, (a) purchase or use goods manufactured or processed and services rendered by, or (b) manufacture goods or render services purchased or used by, any business in which any such other Seller is so engaged on the Effective Date) and a description of the types of Obligors whose Receivables will be sold to the Company by such proposed Additional Sellers (which shall be substantially similar to the types of Obligors whose Receivables are being purchased by the Company from the Sellers at that time);

                                    (D) the date (an  "Additional  Seller Date")
                              on which such proposed Additional Seller is to become an Additional Seller; and

                                    (E)   certification   as  to   the   matters
                              contained in the certificates of the Chief Financial Officer of BII delivered pursuant to
                              Section 6.1.18 of the Loan Agreement;

(ii) shall attach an agreement between such proposed Additional Seller, BII and the Company, for their benefit and the benefit of the other Sellers, pursuant to which such proposed Additional Seller:

                  (A) shall have certified that it has satisfied all conditions as to itself, its activities and its property contained in Section 3.01 (substituting, for purposes of this clause (A), the related Additional Seller Date for the Effective Date referred to therein);

                  (B) shall furnish all information as to itself, its activities and its property required by this Agreement (including the information required under each applicable Schedule);

                  (C) shall agree to be bound by the terms, conditions and provisions of this Agreement and the Subordination Agreement, Consent and Acknowledgment purporting to bind the Sellers;

                  (D) shall make on and as of such Additional Seller Date all representations and warranties, as to itself, its activities and its property, contained in Sections 4.01 and 4.02; and

(iii) shall attach an opinion satisfactory in form and substance to the Agent as to the matters set forth in the opinion required to be delivered pursuant to
Section 6.1.17 of the Loan Agreement. The consent of the Agent to the addition of a Seller shall not be withheld if (i) such proposed Additional Seller's Receivables balance as of a date not earlier than 10 days prior to the delivery of the Additional Seller Certificate does not exceed 2.0% of the Outstanding Balance of all Receivables as of such date (an "Immaterial Seller"); (ii) BII is the Servicer at such time; and (iii) the types of Obligors which are obligated with respect to such proposed Additional Seller's Receivables are substantially similar to types of Obligors which are obligated with respect to the Receivables then being purchased by the Company from the Sellers; provided further that in the event that any such Immaterial Seller's Receivables balance shall during the 12 months immediately following such Additional Seller Date, exceed 5% of the Outstanding Balance of all Receivables, such excess amount shall not be classified as Eligible Receivables until the expiration of such 12 month period.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION 3.01. Conditions Precedent to the Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the conditions precedent that (a) each of the other Purchase Documents shall be in full force and effect and (b) the conditions set forth below shall have been satisfied on or before the Effective Date:

                              (i) the Company shall have received copies of duly
                  adopted resolutions of the Board of Directors of each Seller as in effect on the Effective Date and in form and substance satisfactory to the Company, authorizing this Agreement, the documents to be delivered by such Seller hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of such Seller;

                              (ii) the Company shall have received duly executed
                  certificates of the Secretary or an Assistant Secretary of each Seller, dated the day of the Effective Date and in form and substance satisfactory to the Company, certifying the names and true signatures of the officers authorized on behalf of such Seller to sign this Agreement or any instruments or documents in connection with this Agreement;

                              (iii) the  Concentration  Account  and the Lockbox
                  Accounts shall have been established in the name of the Company, and lockbox arrangements made in connection with the 1994 Liquidity Agreement shall have been terminated as to the collateral agent under such agreement;

                              (iv) the  Company  shall  have  received  (i) duly
                  executed UCC-1 financing statements from each of the Sellers with respect to the Receivables and the Related Security for filing in such manner and in such jurisdictions as are necessary or desirable to perfect the Company's ownership interest thereof under the UCC; (ii) duly executed UCC statements assigning to the Agent any UCC-1 financing statements filed in connection with the Prior Sale Agreement against BII in favor of the Company; and (iii) all other action necessary or desirable, in the opinion of the Company, to perfect the Company's ownership of the Purchased Receivables shall have been duly taken;

                              (v) each Seller shall have delivered to the Company a microfiche or other tangible evidence acceptable to the Company showing as of a date acceptable to the Company prior to the Effective Date the Obligors whose Receivables are to be transferred to the Company and the balance of the Receivables with respect to each such Obligor as of such date;

                              (vi) the Company  shall have  received  reports of
                  UCC and other searches of each Seller with respect to the Receivables and the Related Security reflecting the absence of Liens thereon, except Liens created in connection with the sale by the Company of an interest in the Purchased Receivables and except for Liens as to which the Company has received UCC termination statements; and

                              (vii) the Company shall have modified the existing
                  lockbox arrangements with the Lockbox Banks to reflect the transactions contemplated by the new Transaction Documents.

         SECTION  3.02.  Conditions  Precedent  to the  Company's  Purchases  of

Receivables. The obligation of the Company to accept and pay for each Receivable and the Related Security on each Payment Date (including the Effective Date) from the Sellers shall be subject to the further conditions precedent that on such Payment Date:

                  (a) the following statements shall be true (and the acceptance by each Seller of their respective Purchase Prices for any Receivables on any Payment Date shall constitute a representation and warranty by such Seller that on such Payment Date such statements are true):

                              (i) the  representations  and  warranties  of each
                  Seller contained in Sections 4.01 and 4.02 shall be true and correct in all material respects on and as of such Payment Date as though made on and as of such date; and

                              (ii) no Purchase  Termination  Event or  Incipient
                  Purchase Termination Event with respect to any Seller shall have occurred and be continuing;

                  (b) the Company shall be satisfied that each Seller's systems, procedures and record keeping relating to the Purchased Receivables are in all respects sufficient and satisfactory in order to permit the purchase and administration of the Purchased Receivables in accordance with the terms and intent of this Agreement;

                  (c) the Company shall have received payment in full of all amounts for which payment has been requested by the Company pursuant to
         Article VII or Section 9.05;

                  (d) the Company shall have received such other approvals, opinions or documents as the Company may reasonably request;

                  (e) each Seller shall have complied with all its covenants and satisfied all its obligations under this Agreement required to be complied with or satisfied as of such date; and

                  (f) the Company shall be satisfied that, after giving effect to the transactions contemplated to occur on such Purchase Date, no Purchase Termination Event or Incipient Purchase Termination Event with respect to the Company shall have occurred and be continuing.

         SECTION 3.03. Conditions Precedent to Sellers' Obligations on Effective Date. The obligations of each Seller on the Effective Date shall be subject to the conditions precedent that such Seller shall have received on or before the Effective Date the following, each dated the day of the Effective Date and in form and substance satisfactory to such Seller:

                  (a) a copy of duly adopted resolutions of the Board of Directors of the Company authorizing this Agreement, the documents to be delivered by the Company hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company; and

                  (b) a duly executed certificate of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other documents to be delivered by it hereunder.

         SECTION 3.04. Conditions Precedent to Sellers' Obligations on Payment Dates. The obligations of each Seller on any Payment Date (including the Effective Date) shall be subject to the further conditions precedent that the representations and warranties of the Company contained in Section 4.01 are true and correct on and as of such Payment Date as though made on and as of such date (and the payment by the Company of the Purchase Price shall constitute a representation and warranty by the Company that on such date such statements are true).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. Representations and Warranties of the Parties. The Company represents and warrants as to itself, and each Seller represents and warrants as to itself, as follows:

                  (a) Organization and Good Standing. It (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the conduct of its business, (ii) has the requisite corporate power and authority to effect the transactions contemplated hereby and (iii) has all requisite corporate power and authority and the legal right to own, sell, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted.

                  (b) Due Authorization and No Conflict. The execution, delivery and performance by it of this Agreement, and all instruments and documents to be delivered hereunder by it, and the transactions contemplated hereby and thereby, (i) are within its corporate powers, have been duly authorized by all necessary corporate action, including the consent of shareholders where required, and do not (A) contravene its charter or by-laws, (B) violate any law or regulation or any order or decree of any court or governmental instrumentality, (C) conflict with or result in the breach of, or constitute a default under, any material indenture, mortgage or deed of trust binding on or affecting it or any of its respective subsidiaries or any of its properties or
         (D) result in or require the creation or imposition of any Lien, including pursuant to any agreement or instrument referred to in clause
         (C) above, except as created or imposed hereunder or under the Security Agreement, and no transaction contemplated hereby requires compliance on its part with any bulk sales act or similar law and (ii) do not require the consent, authorization by or approval of or notice to or filing or registration with, any governmental body, agency, authority, regulatory body or any other Person other than those referred to in Article III hereof, which have been obtained. This Agreement has been duly executed and delivered by the Company and each Seller and constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms. The Subordinated Note has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms. The Preferred Stock has been duly authorized and against payment therefor as provided herein will be validly issued, fully paid and nonassessable.

                  (c) No Proceedings. There is no action, suit or proceeding pending or, to its knowledge threatened against or affecting it or any of its subsidiaries before any court, governmental agency or arbitrator that is reasonably likely to be determined adversely to such corporation and that, if so determined, would materially and adversely affect its condition (financial or otherwise), business, operations, properties or assets or that purports to affect the legality, validity or enforceability of this Agreement, and none of the transactions contemplated hereby is or is threatened to be restrained or enjoined (temporarily, preliminarily or permanently).

                  (d) Accounting Treatment. It will not prepare any financial statements that shall account for the transactions contemplated hereby, nor will it in any other respect account for the transactions contemplated hereby, in a manner that is inconsistent with the Company's ownership interest in the Receivables.

         SECTION 4.02. Additional Representations of the Sellers. Each Seller additionally represents and warrants as follows:

                  (a) Eligible Receivables. Each Receivable sold by any Seller hereunder and designated on a Weekly Report to be an Eligible
         Receivable will be, at its respective Purchase Date, an Eligible Receivable.

                  (b) Sale of Receivables. Such Seller is the sole legal and beneficial owner of its Receivables, and upon the sale of each Purchased Receivable of such Seller, the Company will become the sole legal and beneficial owner of the Purchased Receivables, free and clear of any Liens (except for Liens granted by such Seller in favor of the Company and the security interest in such Purchased Receivables granted by the Company to other Persons), and no effective financing statement or other instrument similar in effect covering all or any part of such Purchased Receivable, Related Security or Collections with respect thereto will at such time be on file in any filing or recording office except such as have been filed in favor of the Company in accordance with this Agreement.

                  (c) No Material Misstatements. No information, report, financial statement, exhibit or schedule furnished by or on behalf of any Seller to the Company in connection with the negotiation of any Purchase Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading. Any reaffirmation of the foregoing sentence is subject to any change in the facts and conditions on which such information, report, financial statement, exhibit or schedule is based, which changes are required or permitted under this Agreement; provided, however, that in all cases no information, report, financial statement, exhibit or schedule furnished by or on behalf of any Seller to the Company in connection with the negotiation of any Purchase Document or included therein or delivered pursuant thereto contained at the time made any untrue statement of a material fact or omitted at the time made to state a material fact (known to any such Person in the case of any document not furnished by it) necessary in order to make the statement contained herein or therein not misleading.

                  (d) Location of Office and Records. The chief place of business and chief executive office of each Seller and the only offices where each Seller keeps all its books, records and documents evidencing Purchased Receivables are located at the locations listed on Schedule V hereto.

                  (e) Trade Names. Set forth opposite the name of each Seller in
         Schedule III is a complete and accurate list of the trade names used by such Seller during the six-year period preceding the date of this Agreement.

                  (f) Financial Statements. Each Seller has heretofore furnished to the Company copies of all periodic and other reports, proxy statements and other materials filed by BII or by any member of the Parent Group or by it with the Securities and Exchange Commission or with any national securities exchange since September 28, 1996. All financial statements contained therein present fairly the financial information contained therein as of the dates thereof and were prepared in accordance with GAAP. None of the practices set forth in the Policies conflict with GAAP.

                  (g) No Consent. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the transactions contemplated by this Agreement, except such as have been made or obtained and are in full force and effect.

                  (h) Company Can Perform. The Company has been furnished with all materials and data necessary to permit immediate collection of the Purchased Receivables without the participation of any Seller in such collection.

                  (i) No Adverse Change. Since June 28, 1997, there has been no change in the business, operations, properties, assets or condition (financial or otherwise) of BII and its Subsidiaries which has been, either in any case or in the aggregate, materially adverse to BII and its Subsidiaries taken as a whole, other than changes contemplated by or disclosed in any of the Purchase Documents or in any Schedules attached thereto.

                  (j) No Previous Debt. Immediately prior to consummation of the transactions contemplated hereby on the Effective Date, the Company had no outstanding indebtedness to the Sellers, other than the Subordinated Note.

                  (k) Accounts. Set forth in Schedule IV is a complete and accurate description of the Concentration Account, each Lockbox Account, and each bank account maintained by any of the Sellers, the Servicer or the Company for the purpose of receiving collections with respect to Purchased Receivables. There are no other bank accounts maintained by any of such corporations for any such or similar purposes. Each of the Concentration Bank Letter and the Lockbox Bank Letters continues to be the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms, and each Seller acknowledges that all cash and other proceeds of the Collateral will continue to be deposited in a Collection Account and are subject to the terms and conditions of this Agreement.

                  (l)  Solvency.  Both prior to and after  giving  effect to the transactions occurring on the Effective Date and after giving effect to each subsequent transaction contemplated hereunder, (i) the fair value of the assets of such Seller at a fair valuation will exceed the debts and liabilities, subordinated, contingent or otherwise, of such Seller;
         (ii) the present fair salable value of the property of such Seller will be greater than the amount that will be required to pay the probable liability of such Seller on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) such Seller will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) such Seller will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. No Seller intends to, nor believes that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of the amounts of cash to be payable on or in respect of its indebtedness.

                                    ARTICLE V

                                    COVENANTS

         SECTION 5.01. Affirmative Covenants of the Sellers. So long as the Company shall have any interest in any Purchased Receivable or until the Purchase Termination Date, whichever is later, each Seller shall, unless the Company otherwise consents in writing:

                  (a)         Statements, Reports, etc.  Deliver to the Company:

                              (i) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by it with the Securities and Exchange Commission, or any governmental authority succeeding to any of or all the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

                              (ii) concurrently with any delivery of reports under (i) above, and on each Monthly Settlement Date a certificate of a Financial Officer, certifying such statements and certifying that no Purchase Termination Event or Incipient Purchase Termination Event has occurred, or, if such an event has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto; and

                              (iii) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of such Seller, or compliance with the terms of any Purchase Document, as the Company may reasonably request.

         Each financial statement of the Company will state that the Company is a separate corporate entity with its own separate creditors and that such creditors will be entitled to be satisfied out of the Company's assets prior to any value in the Company becoming available to the Company's equity holders or the creditors of such equity holders.

                  (b) Compliance with Laws, etc. Comply in all material respects with all applicable laws, rules, regulations, directions of any Governmental Authority and orders applicable to the Purchased Receivables where failure to so comply could reasonably be expected to have an adverse impact on the amount of Collections thereunder; provided, however, that each of the Sellers may contest any act, regulation, order, decree or direction in any reasonable manner which shall not adversely affect the rights of the Company in the Purchased Receivables. Each Seller will comply, in all material respects, with its obligations under contracts with Obligors relating to the Purchased Receivables.

                  (c) Preservation of Corporate Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and maintain such legal existence separate from that of the Company.

                  (d) Visitation Rights. At any reasonable time during normal business hours and from time to time permit (i) the Company, or any of its agents or representatives, (A) to examine and make copies of and abstracts from the records, books of account and documents (including computer tapes and disks) of each Seller relating to the Purchased Receivables hereunder and (B) following the termination of the appointment of BII as Servicer with respect to the Purchased Receivables, to be present at the offices and properties of each Seller to administer and control the Collection of the Purchased Receivables and (ii) the Company, or any of its agents or representatives, to visit the properties of each Seller for the purpose of examining such records, books of account and documents, and to discuss the affairs, finances and accounts of each Seller relating to the Purchased Receivables or such Seller's performance hereunder with any of its officers or directors and with its independent certified public accountants.

                  (e) Keeping of Records and Books of Account. Maintain and implement, or cause to be maintained or implemented, administrative and operating procedures reasonably necessary or advisable for the collection of amounts owing on all Purchased Receivables, and, until delivery to the Company, keep and maintain, or cause to be kept and maintained, all documents, books, records and other information reasonably necessary or advisable for the collection of amounts owing on all such Purchased Receivables.

                  (f) Location of Records. Keep its chief place of business and chief executive office, and the offices where it keeps the records concerning the Purchased Receivables (and all original documents relating thereto) at the locations referred to for it on Schedule V hereto or upon 30 days' prior written notice to the Company, at such other locations in a jurisdiction where all action required by Section 5.01(r) shall have been taken and completed and be in full force and effect.

                  (g) Computer Files. At its own cost and expense, (i) retain the electronic ledger used by such Seller as a master record of the Obligors and copies of all documents relating to each Obligor as custodian for the Company and other Persons with interests in the Purchased Receivables and (ii) mark the computer tape or other physical records of the Purchased Receivables to the effect that interests in the Purchased Receivables from time to time existing with respect to the Obligors listed thereon have been conveyed to the Company and that the Company has sold an interest therein and has granted a security interest in the Company's retained interest therein.

                  (h) Policies. Perform its obligations in accordance with and comply in all material respects with the Policies and will not change or modify the Policies, except insofar as any change or failure so to comply or conform would not adversely affect the Collections or the amount and collections of Receivables or the timing and receipt thereof or the rights or interests of the Company or if such changes are necessary under any Requirement of Law. Except as limited by the preceding sentence, the Sellers shall be free to change the terms and provisions of the Policies in a commercially reasonable manner consistent with prudent commercial practices. In furtherance of the foregoing, each Seller shall give the Company 10 days' advance notice of any change in the Policies, except that if such change is necessary under any Requirement of Law prior to the expiration of such 10-day period, such Seller shall give advance notice of any such change as soon as practicable.

                  (i) Weekly Reports and Monthly Settlement Statements. Furnish to the Company (or provide to the Company such information as shall be required by it to prepare) Weekly Reports on each Weekly Settlement Date and Monthly Settlement Statements on each Monthly Settlement Statement Date, as well as financial statements, cash flow reports and other records that show the performance of the Purchased Receivables and such other reports as may be reasonably requested by the Company.

                  (j) Obligations and Taxes. Pay its Indebtedness and other material obligations promptly before the same shall become delinquent or in default and in accordance with their terms and pay and discharge promptly when due all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and such Seller shall have set aside on its books adequate reserves with respect thereto.

                  (k) Collections. Instruct all Obligors in respect of Purchased Receivables to make any payments with respect to any Receivables only to a Lockbox Account or by wire transfer to the Concentration Account and comply in all material respects with procedures with respect to Collections specified from time to time by the Company.

                  (l) Furnishing Copies, etc. Furnish to the Company:

                              (i) within two Business Days of the Company's request, a certificate of the chief financial officer of each Seller certifying, as of the date thereof, that no Purchase Termination Event referred to in Section 6.10(a) has occurred and is continuing and setting forth the computations used by the chief financial officer of the applicable Seller, in making such determination;

                              (ii) promptly upon obtaining knowledge of the occurrence of any Purchase Termination Event or Incipient Purchase Termination Event, written notice thereof setting forth details of such Purchase Termination Event or Incipient Purchase Termination Event and a statement of the chief financial officer of the applicable Seller, setting forth the action that such Seller proposes to take or has taken with respect thereto;

                              (iii) promptly  following request  therefor,  such
                  other information, documents, records or reports with respect to the Purchased Receivables or the conditions or operations, financial or otherwise, of the applicable Seller, as the Company may from time to time reasonably request;

                              (iv) immediately after the occurrence thereof, written notice of any event of default or default under any other Purchase Document;

                              (v)   promptly   upon  the  chief  legal   officer
                  obtaining knowledge of (a) the institution of or nonfrivolous threat of any action, suit, proceeding, governmental investigation or arbitration against or affecting such Seller or (b) any material development in any such action, suit, proceeding, governmental investigation or arbitration, which, in either case, if adversely determined against such Seller, might materially adversely affect (a) the business, operations, property, assets or condition (financial or otherwise) of such Seller, (b) the validity or enforceability of, or the ability of such Seller to perform its obligations under, the Purchase Documents or (c) the validity, enforceability or priority of Liens created by the grant of a security interest in the Purchased Receivables by the Company to other Persons, written notice thereof;

                              (vi) written notice of any other  development that
                  has resulted in, or could reasonably be anticipated to result in, a material adverse effect on (a) the business, operations, property, assets or financial condition of such Seller, (b) the validity or enforceability of, or the ability of such Seller to perform its obligations under, the Purchase Documents or (c) the validity, enforceability or priority of Liens created by the grant of a security interest in the Purchased Receivables to other Persons; and

                              (vii) promptly upon determining that any Purchased
                  Receivable designated as an Eligible Receivable on the applicable Weekly Report was an Ineligible Receivable as of the date provided therefor, written notice of such determination.

                  (m) Obligations with Respect to Obligors and Receivables. Take all actions on its part reasonably necessary to maintain in full force and effect its rights under all contracts relating to the Purchased Receivables.

                  (n) Chattel Paper. (i) Maintain original copies of all chattel paper evidencing Receivables, including any purchase agreement, at any of the locations specified for such purpose on Schedule V; (ii) upon the request of the Company, move and thereafter maintain all such original copies to a single location; (iii) upon the request of the Company, deliver all such original copies to the Company; and (iv) take any action, at its expense, reasonably requested by the Company necessary or desirable to protect or more fully evidence any security interest granted by the Company in any chattel paper.

                  (o) Receivables Processing Facility; Storage Facility. BII shall maintain the facilities from which it services the Purchased Receivables in such facilities, present condition, ordinary wear and tear excepted, or shall maintain another facility of similar quality, security and safety as BII may select from time to time. BII shall make all property tax payments, lease payments and other payments with respect to such facility, including payments in respect of any indebtedness secured by such facility, whether BII shall be the Servicer or a Successor Servicer shall have been appointed. BII shall (i) ensure that any Successor Servicer shall have complete and unrestricted access, at BII's expense, to such facility and all computers and other systems relating to the servicing of the Purchased Receivables, (ii) use its best efforts to retain the employees based at such facility to provide assistance to any Successor Servicer after the appointment of such Successor Servicer and (iii) continue to store on a daily basis all backup files relating to the Purchased Receivables and the servicing of the Purchased Receivables at Burlington Terminal, Burlington, North Carolina, or another storage facility of similar quality, security and safety as BII may select from time to time, in the case of each of clauses (i), (ii) and (iii) until the earlier of (A) the payment in full in cash of the Advances and other amounts payable to the Lenders, (B) the receipt by the Company of all Collections in respect of all Purchased Receivables, and (c) the Successor Servicer advising BII that it is able to perform its obligations under this Agreement without the assistance of BII.

                  (p)  Trade  Names.   Promptly   notify  the  Company  and  the
         Collateral Agent of any new trade names of any Seller.

                  (q) Responsibilities of the Sellers. Notwithstanding anything herein to the contrary, (i) each Seller shall perform all its obligations under the Policies related to the Purchased Receivables to the same extent as if such Purchased Receivables had not been transferred to the Company hereunder, (ii) the exercise by the Company of any of its rights hereunder shall not relieve any Seller of its obligations with respect to such Purchased Receivables (other than the obligations of BII as Servicer if the Company has terminated the appointment of BII as the Servicer) and (iii) except as provided by law, the Company shall not have any obligation or liability with respect to any Purchased Receivables, nor shall the Company be obligated to perform any of the obligations or duties of any Seller thereunder.

                  (r)         Further Action.  In addition to the foregoing:

                              (i) Each Seller  agrees that from time to time, at
                  its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in such Seller's reasonable judgment or that the Company may reasonably request, in order to protect or more fully evidence the Company's right, title and interest in the Purchased Receivables, or to enable the Company to exercise or enforce any of its rights in respect thereof. Without limiting the generality of the foregoing, each Seller will upon the request of the Company (A) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or, in the opinion of the Company, advisable,
                  (B) indicate on its books and records that the Purchased Receivables have been purchased by the Company, and provide to the Company, upon request, copies of any such records, and (C) obtain the agreement of any Person having a Lien on any Receivables owned by any Seller (other than any Lien created or imposed hereunder or under the Security Agreement) to release such Lien upon the purchase of any such Receivables by the Company.

                              (ii) Each Seller hereby irrevocably authorizes the
                  Company to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Purchased Receivables sold or to be sold by such Seller without the signature of such Seller.

                              (iii) If any Seller  fails to  perform  any of its
                  agreements or obligations under this Agreement, the Company may (but shall not be required to) perform, or cause performance of, such agreements or obligations, and the expenses of the Company incurred in connection therewith shall be payable by such Seller as provided in Section 9.05.

                              (iv) Each  Seller  agrees  that,  whether or not a
                  Purchase Termination Event has occurred:

                                    (A) the Company  (and its  assignees)  shall
                              have the right at any time to (x) notify the respective Obligors of the Company's ownership of the Purchased Receivables and may direct that payment of all amounts due or to become due under the Purchased Receivables be made directly to the Company or its designee or (y) give notice, or require that any Seller, at such Seller's expense, as the case may be, give notice, of such ownership to each such Obligor and direct that all payments be made directly to the Company or its designee;

                                    (B) the Company  (and its  assignees)  shall
                              have the right to (x) sue for collection on any Purchased Receivables or (y) sell any Purchased Receivables to any Person for a price that is acceptable to the Company. If required by the terms of Sections 9-504 or 9-505 of the UCC, the Company (and its assignees) may offer to sell any Purchased Receivable to any Person, together, at its option, with all other Receivables created by the Obligor under such Purchased Receivable. Any such Purchased Receivable shall cease to be a Receivable for all purposes under this Agreement as of the effective date of such sale;

                                    (C) each Seller  shall,  upon the  Company's
                              request and at such Seller's expense, or upon termination of the Company's obligations pursuant to Section 6.01, (x) assemble all such Seller's documents, instruments and other records (including credit files and computer tapes or disks) that (1) evidence or will evidence or record Receivables sold by such Seller and (2) are otherwise necessary or desirable to effect

                              Collections of such Purchased Receivables (collectively, the "Documents") and (y) deliver the Documents to the Company or its designee at a place designated by the Company;

                                    (D)   each   Seller    hereby    irrevocably
                              authorizes the Company or its designee to take any and all steps in such Seller's name and on such Seller's behalf necessary or desirable, in the reasonable opinion of the Company, to collect all amounts due under the Purchased Receivables, including endorsing such Seller's name on checks and other instruments representing collections, enforcing the Purchased Receivables and exercising all rights and remedies in respect thereof; and

                                    (E) upon  request  of the  Company,  or upon
                              termination of the Company's obligations pursuant to Section 6.01, each Seller will (x) deliver to the Company all licenses, rights, computer programs, related material, computer tapes, disks, cassettes and data necessary to the immediate collection of the Purchased Receivables by the Company, or a party designated by the Company, with or without the participation of any Seller and (y) make such arrangements with respect to the collection of the Purchased Receivables as may be reasonably required by the Company.

         SECTION 5.02. Negative Covenants of the Sellers. So long as the Company shall have any interest in any Purchased Receivables or until the Purchase Termination Date shall have occurred, whichever is later, each Seller shall not, unless the Company otherwise consents in writing:

                  (a) Liens. Except as otherwise herein provided, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Purchased Receivables, or assign any right to receive proceeds in respect thereof except for Liens created or imposed hereunder or under the Security Agreement.

                  (b) Extension or Amendment of Receivables. Extend, amend or otherwise modify, or attempt or purport to extend, amend or otherwise modify, the terms of any Purchased Receivables, except in accordance with the terms of the Policies.

                  (c) Change in Payment Instructions to Obligors. Instruct the Obligors of any Purchased Receivables to make any payments with respect to any Receivables other than to a Lockbox Account or by wire transfer to the Concentration Account.

                  (d) Change in Name. Change its name, identity or corporate structure in any manner which would or might make any financing statement or continuation statement relating to this Agreement seriously misleading within the meaning of Section

         9-402(7) of the UCC.

                  (e) Modification of Ledger. Delete or otherwise modify the marking on the electronic ledger referred to in Section 5.01(g).

                  (f) Accounting of Purchases. Prepare any financial statements which shall account for the transactions contemplated hereby (other than capital contributions contemplated hereby) in any manner other than as sales of the Purchased Receivables by such Seller to the Company or in any other respect account for or treat the transactions contemplated hereby (including for accounting purposes and, where taxes are not consolidated, for tax reporting purposes, except as required by law) (other than capital contributions contemplated hereby) in any manner other than as sales of the Purchased Receivables by such Seller to the Company.

                                   ARTICLE VI

                           PURCHASE TERMINATION EVENTS

         SECTION 6.01. Purchase Termination Events. If any of the following events (each, a "Purchase Termination Event") shall occur and be continuing:

                  (a) any representation or warranty made or deemed made by or on behalf of any Seller under or in connection with this Agreement or any Settlement Report or other information or report delivered by any Seller pursuant hereto shall prove to have been false or incorrect in any material respect when made or deemed made;

                  (b) any Seller shall fail to (i) perform or observe any term, covenant or agreement contained in Section 5.01(c), 5.01(f), 5.01(g), 5.01(h), 5.01(i), 5.01(k), 5.01(l), or 5.01(n), 5.01(o), 5.01(p) or
         5.01(r) or Section 5.02 or (ii) make any payment or deposit to be made by it hereunder when the same becomes due and payable;

                  (c) any Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for ten days;

                  (d) any Purchase Document shall cease to be in full force and effect or the Liquidity Commitments shall have been terminated or an "Amortization Event" shall have occurred under the Loan Agreement;

                  (e) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Seller in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed, or any other similar relief shall be granted under any applicable federal or state law or (ii) an involuntary case is commenced against any Seller under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Seller, or over all or a substantial part of its respective property, shall have been entered; or an interim receiver, trustee or other custodian of any Seller for all or a substantial part of its respective property is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of any Seller, and the continuance of any such events in subclause (ii) for 60 days unless dismissed, bonded or discharged;

                  (f) any Seller shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the making by any Seller of any assignment for the benefit of creditors; or the inability or failure of any Seller, or the admission by any Seller in writing of its inability to pay its debts as such debts become due; or the Board of Directors of any Seller (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing;

then, and in any such event, the Company may, by notice to each Seller declare its obligation to acquire Receivables from such Seller to be terminated, whereupon such obligation shall forthwith be terminated; provided, however, that upon the occurrence of a Termination Event described in paragraph (e) or (f) above or upon termination of the Liquidity Commitments pursuant to the Loan Agreement, the Company's obligations to purchase Receivables from the Sellers will automatically terminate without notice to any of the Sellers (which notice is hereby waived by each of the Sellers).

         SECTION 6.02. Remedies. If a Purchase Termination Event has occurred and is continuing the Company (and its assignees) shall have all of the rights and remedies provided to a secured creditor or a purchaser of accounts under the UCC by applicable law in respect thereto.

                                   ARTICLE VII

                                 INDEMNIFICATION

         SECTION 7.01. Indemnities by the Sellers. Without limiting any other rights that the Company may have under this Agreement or under applicable law, each Seller hereby agrees to indemnify the Company from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all the foregoing being collectively referred to as "Indemnified Amounts") arising out of, resulting from or based on the arrangements created by, this Agreement and the actions of the Servicer in its capacity as the Servicer, or in respect of any Ineligible Receivable, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Company. Without limiting or being limited by the foregoing, each Seller shall pay on demand to the Company any and all amounts necessary to indemnify the Company from and against any and all Indemnified Amounts (without duplication) relating to or resulting from:

                  (a) the sale of any Purchased Receivable of any Seller that is designated on the next Weekly Report following the sale to be an Eligible Receivable and is determined to have been at the date of such sale an Ineligible Receivable or any Receivable which thereafter becomes subject to a Dilutive Credit;

                  (b) reliance on any representation or warranty (other than any representation or warranty contained in Sections 4.02(c), 4.02(f) or 4.02(i) to the extent any such representation or warranty does not relate to the Receivables) or statement made or deemed made by any Seller (or any of its officers) under or in connection with this Agreement, in any certificate delivered pursuant to this Agreement or in any other Transaction Document that, shall have been false or incorrect in any material respect when made or deemed made;

                  (c) the failure by any Seller to comply with any applicable law, rule or regulation with respect to any Purchased Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

                  (d) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Purchased Receivables;

                  (e)  any  dispute,   claim,  offset  or  defense  (other  than
         discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Purchased Receivable of any Seller (including, without limitation, a defense based on such Purchased Receivable not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms or any other event or circumstance that would give rise to a Dilutive Credit) or any other claim resulting from the sale of the merchandise or services related to any such Purchased Receivable or the furnishing or failure to furnish such merchandise or services;

                  (f) any failure of any Seller to perform its duties or obligations under this Agreement;

                  (g) any products liability claim arising out of or in connection with merchandise, insurance or service that are the subject of any Receivable;

                  (h) the commingling of Collections of Purchased Receivables at any time with other funds;

                  (i) any investigation, litigation or proceeding in respect of this Agreement or any Receivable;

                  (j) the payment by the Company of any taxes owed by any of the Sellers, including federal, state or local income taxes, excise taxes or business taxes; or

                  (k) any current or future intangible property taxes, charges or similar levies imposed on the Company or any Person to whom the Company has an indemnification obligation with respect thereto that arise from or otherwise relate to the ownership of the Receivables or any interest therein.

Notwithstanding the foregoing, no Seller shall under any circumstances indemnify the Company for any Indemnified Amounts that result from a default by an Obligor with respect to any Receivables, other than as described in clause (e) above or resulting from the circumstances described in clause (a) or (f) above. The indemnity under clause (a) above shall on any day equal (x) with respect to Receivables that have become subject to Dilutive Credits on such day, the aggregate amount of any such Dilutive Credits and (y) with respect to Receivables that have been determined on such day to have been Ineligible Receivables at the date of sale thereof, the lesser of (a) the face amount of such Ineligible Receivables and (b) the difference between (i) the aggregate amount of outstanding payment obligations of the Company pursuant to the terms of the Loan Agreement (other than payment obligations to Affiliates of the Company) and (ii) the aggregate amount of cash Collections that are available for distribution on such day from the Collection Deposit Account. All Indemnified Amounts paid to the Company shall be deposited in the Collection Deposit Account for application pursuant to the terms thereof.

         SECTION 7.02. Indemnities by the Company. Without limiting any other rights that any Seller may have hereunder or under applicable law, the Company hereby agrees to indemnify each Seller from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) arising out of or resulting from any breach of contract by the Company or such Seller's reliance on any representation or warranty made by the Company in this Agreement, in any certificate delivered pursuant to this Agreement or in any other Transaction Document that, shall have been false or incorrect in any material respect when made or deemed made.

                                  ARTICLE VIII

                       SUBORDINATED NOTE; PREFERRED STOCK

         SECTION 8.01. Subordinated Note. The Company has issued to BII a subordinated note substantially in the form of Exhibit C (together with any amendments or modifications thereto and or replacements thereof, the "Subordinated Note"). The aggregate principal amount of the Subordinated Note at any time shall be equal to the difference between (a) the aggregate principal amount of the issuance of and each addition to the principal amount of such Subordinated Note (or a predecessor Subordinated Note under the Prior Sale Agreement) pursuant to the terms of Section 2.03 minus (b) the aggregate amount of all payments made in respect of the principal of such Subordinated Note; provided, that Subordinated Note may be increased on any day only to the extent that the aggregate principal amount of the Subordinated Note outstanding on such day shall not exceed an amount equal to the result of (a) the Borrowing Base minus Aggregate Outstandings; plus (b) the result of 25% multiplied by the Required Reserves, calculated using the information set forth on the most recent Weekly Report. Interest on the principal amount of the Subordinated Note shall accrue on the last day of each fiscal month at the "Prime Rate" as published from time to time in the Wall Street Journal plus 3% from and including the date of issuance thereof and shall be paid on each Monthly Settlement Date with respect to amounts accrued and not paid as of the last day of the preceding fiscal month and/or the Maturity Date; provided that such interest may be prepaid at any time. Principal not prepaid pursuant to the terms hereof and of the other Purchase Documents shall be payable on the Maturity Date. Default in the payment of principal or interest under the Subordinated Note shall not constitute a Purchase Termination Event hereunder or an Amortization Event under the Loan Agreement.

         SECTION 8.02. Preferred Stock. The Company may issue to each Seller or to BII shares of Preferred Stock on each Payment Date. The dividend rate, redemption price and liquidation preference of the Preferred Stock shall be set forth in the resolutions of the Board of Directors of the Company in respect of the Preferred Stock (the "Certificate of Designation").

         SECTION 8.03. Restructuring on Transfer of Subordinated Note and Preferred Stock. None of the Subordinated Note and Preferred Stock, or any right of BII to receive payments thereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed except as contemplated pursuant to the terms of the BII Credit Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, or consent to any departure by any Seller therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 9.02. Notices, Etc. Unless otherwise provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail and shall be deemed to have been given when delivered in person, receipt of telecopy or telex or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 9.02) shall be:

                  (a) if to the  Company,  to it at 2775  Highway 40,  Suite No.

         522, P.O. Box 1449, Verdi, Nevada 84939-1449, Attention: General Counsel; and

                  (b) if to a Seller, to it at its address (or telecopy number) set forth in Schedule VI.

         SECTION 9.03. No Waiver; Remedies. No failure on the part of the Company to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9.04. Binding Effect; Governing Law. This Agreement shall become effective when it shall have been executed by the Company and each Seller. From and after the date this Agreement shall have so become effective, this Agreement shall be binding upon and inure to the benefit of the Company and each Seller and their respective successors assigns, except that no Seller shall the right to assign its rights hereunder or any interest herein without the prior written consent of the Company. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Purchase Termination Date, as the Company shall not have any interest in any Purchased Receivables; provided, however, that the indemnification provisions of Article VII shall be continuing and shall survive any termination of this Agreement. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE COMPANY'S INTEREST IN THE ELIGIBLE RECEIVABLES, OR REMEDIES HEREUNDER IN RESPECT THEREOF, MAY BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION 9.05. Costs, Expenses and Taxes. In addition to the rights of indemnification granted to the Company under Article VII, the Sellers jointly and severally agree to pay on demand all reasonable costs and expenses of the Company in connection with the preparation, execution and delivery of this Agreement and the documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Company with respect thereto and with respect to advising the Company as to its rights and remedies under this Agreement and all costs and expenses (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the documents to be delivered hereunder. In addition, each Seller jointly and severally agrees to pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents to be delivered hereunder, and agree to hold the Company harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes and fees.

         SECTION 9.06. Headings. Section headings and the Table of Contents used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

         SECTION 9.07. Grant of License to Use Patents and Trademarks. For the purpose of enabling the Company or a Successor Servicer to perform the functions of servicing and collecting the Receivables upon a Purchase Termination Event, each Seller hereby grants to the Company and shall be deemed to grant to any Successor Servicer an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to either Seller) to use, license or sublicense any patent, copyright, trade name, trademark or similar rights or properties now owned or hereafter acquired by either Seller, and whenever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof. The aforementioned servicing and collecting functions shall be performed in accordance with customary business practices and in a manner which will not materially adversely affect any of such licenses or licensed items.

         SECTION 9.08. Acknowledgment of Transaction Documents. Each Seller hereby acknowledges and consents to the execution, delivery and performance of the Loan Agreement, the Security Agreement, the Facility Agreement and the other Transaction Documents and the grant of a security interest in the Company's interest in the Receivables to the Collateral Agent. Each Seller agrees that any successor in the interest of the Company to the Receivables and Related Security may enforce this Agreement to the same extent as the Company.

         SECTION 9.09. Waiver of Jury Trial. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement.

         SECTION 9.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or enforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 9.11. Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of any signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION  9.12.  Jurisdiction;  Consent to Service of Process.  (a) Each

Seller hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (b) Each Seller hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.02. Nothing in this Agreement will affect the right of any party of this Agreement to serve process in any other manner permitted by law.

                  IN WITNESS WHEREOF, each Seller and the Company have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                          B.I. FUNDING, INC.,

                            by:    /s/Mary Ellen Ramseyer

                               Name:  Mary Ellen Ramseyer
                               Title:  Assistant Secretary

                          BURLINGTON INDUSTRIES, INC.,
                          individually and as a Servicer,

                            by:     /s/Lynn L. Lane

                               Name:   Lynn L. Lane
                               Title:  Vice President, Treasurer
                                       and Investor Relations

                          B.I. TRANSPORTATION, INC.,

                            by:     /s/Lynn L. Lane

                               Name:   Lynn L. Lane
                               Title:  Vice President and Treasurer


                          BURLINGTON FABRICS INC.,

                            by:     /s/Lynn L. Lane

                               Name:   Lynn L. Lane
                               Title:  Vice President and Treasurer


                          BURLINGTON APPAREL
                          SERVICES COMPANY

                            by:     /s/Lynn L. Lane

                               Name:   Lynn L. Lane
                               Title:  Vice President and Treasurer

                          BURLINGTON INTERNATIONAL
                          SERVICES COMPANY

                            by:     /s/Lynn L. Lane


                               Name:   Lynn L. Lane
                               Title:  Vice President and Treasurer


                          THE BACOVA GUILD, LTD.

                            by:     /s/Lynn L. Lane


                               Name:   Lynn L. Lane
                               Title:  Vice President and Treasurer

                                   SCHEDULE I


                               B.I. FUNDING, INC.

                               BOARD OF DIRECTORS

                              Barbara K. Eisenberg
                                  Lynn L. Lane
                             Charles E. Peters, Jr.
                               Roy M. Phipps, Jr.
                               Mary Ellen Ramsayer
                               Kenneth E. Tutterow

                                    OFFICERS

         Charles E. Peters, Jr.             President
         John D. Englar                     Senior Vice President
         Barbara K. Eisenberg               Vice President and Secretary
         Lynn L. Lane                       Vice President and Treasurer
         Robert A. Wicker                   Vice President, General Counsel and
                                             Assistant Secretary
         Mary Ellen Ramsayer                Assistant Secretary and Assistant
                                             Treasurer
         Randall A. Hanson                  Assistant Secretary
         Roy M. Phipps, Jr.                 Assistant Treasurer

                                   SCHEDULE II


                        Fiscal Months and Fiscal Quarters


                                  See attached.

                                  SCHEDULE III

                           BURLINGTON INDUSTRIES, INC.

                            UNITED STATES TRADENAMES


AMERICAN LIFESTYLES
B.I.T.
B.I. TRANSPORTATION, INC.
BURLINGTON
BURLINGTON DENIM
BURLINGTON FABRICS
BURLINGTON GLOBAL DENIM
BGD
BURLINGTON HOUSE
BURLINGTON HOUSE AREA RUGS and BHAR
BURLINGTON INTERNATIONAL TRAFFIC
BURLINGTON APPAREL SERVICES
BURLINGTON KNITTED FABRICS
BURLINGTON MADISON YARN
BURLINGTON MENSWEAR
BURLINGTON MS.
BURLINGTON SPORTSWEAR
BURLINGTON WORLDWIDE
CHARM-TRED
KLOPMAN
LEES
LEES CARPETS
MONTICELLO
RAEFORD

                                   SCHEDULE IV
                                    Accounts


1.)      Ms. Veronica Smith                          Account #71-49484
         Lockbox Processing Manager                  Box #96217 - Chicago
         Bank of America, N.A.                       Box #96217 - Los Angeles
         840 S. Canal Street
         6th Floor
         Chicago, IL 60293
         Phone: (312) 974-0686
         Fax: (312) 828-2391

2.)      Mr. Nick Fulginiti                          Account #0105-2064
         Vice President                              Box #8500-S2485
         Corestates Financial
         FC 1-2-11-7
         P.O. Box 7618
         Philadelphia, PA 19101-7618
         Phone: (215) 973-5792
         Fax: (215) 786-8529

3.)      Mr. Haywood Edmundson
         Senior Vice President
         Wachovia Bank, N.A.
         100 North Main Street
         Winston-Salem, NC 27150-7202
         Phone: (910) 732-7614
         Fax: (910) 732-6935

4.)      Mr. Michael Lewis                           Account #3562-014671
         Customer Support Supervisor                 Box #75080
         Wachovia Lockbox Services
         P.O. Box 31608
         Charlotte, NC 28231
         Phone: (704) 548-4172
         Fax: (704) 548-4159

5.)      Ms. Sally Perkins                           Account #3562-014671
         Customer Service Manager                    Box #101876
         Wachovia Lockbox Services
         3585 Atlanta Avenue
         Hapeville, GA 30354
         Phone: (404) 559-2552
         Fax: (404) 559-2562

                                   SCHEDULE V
                               Location of Records


Chief place of business and chief  executive  office for BII, BTI, BFI, BASC and
BISC:

         3330 West Friendly Avenue
         Greensboro, North Carolina 27410

Chief place of business and chief executive office for Bacova:

         1 Main Street
         Bacova, Virginia 24412

Offices where all books, records and documents evidencing Purchases Receivables are located:


BII
3330 West Friendly Avenue                    Monticello Plant
Greensboro, North Carolina 27410             Monticello, Arkansas
Reidsville Drapery Plant                     Mayfair Plant
Reidsville, North Carolina                   Burlington, North Carolina
Burlington House Plant                       1345 Avenue of the Americas
Burlington, North Carolina                   New York, New York 10105
Clarksville Plant                            Burlington Terminal 1/
                                                                 -
Clarksville, Virginia                        Burlington, North Carolina
Hurt Plant                                   Burlington Terminal
Altavista, Virginia                          Burlington, North Carolina
Statesville Plant                            1345 Avenue of the Americas
Statesville, North Carolina                  New York, New York 10105
Plant Sedgefield
Jamestown, North Carolina
BTI
---
3330 West Friendly Avenue
Greensboro, North Carolina 27410
BFI
---
3330 West Friendly Avenue
Greensboro, North Carolina 27410

--------
 1/       No chattel paper is located in this facility.

BASC
3330 West Friendly Avenue
Greensboro, North Carolina 27410
BISC
3330 West Friendly Avenue
Greensboro, North Carolina 27410
Bacova
3330 West Friendly Avenue
Greensboro, North Carolina 27410

1 Main Street
Bacova, Virginia  24412

                                   SCHEDULE VI
                                     Notices


                           Burlington Industries, Inc.
                            3330 West Friendly Avenue
                            Greensboro, NC 27410
                           Attention: General Counsel


                            Burlington Fabrics, Inc.
                            3330 West Friendly Avenue
                            Greensboro, NC 27410
                           Attention: General Counsel


                            B.I. Transportation, Inc.
                            3330 West Friendly Avenue
                            Greensboro, NC 27410
                           Attention: General Counsel


                            Burlington Apparel Services Company
                            3330 West Friendly Avenue
                            Greensboro, NC 27410
                           Attention: General Counsel


                            Burlington International Services Company
                            3330 West Friendly Avenue
                            Greensboro, NC  27410
                           Attention: General Counsel


                             The Bacova Guild, Ltd.
                             3330 West Friendly Avenue
                             Greensboro, NC  27410
                           Attention: General Counsel

                               B.I. FUNDING, INC.

                          Monthly Settlement Statement



Monthly Settlement Statement

Fiscal Period Beginning

Fiscal Period Ending













         The undersigned, a Financial Officer of Burlington Industries, Inc., as Servicer is delivering this Monthly Settlement Statement pursuant to (i) the Amended and Restated Facility Agreement, dated as of December 10, 1997, among B.I. Funding Inc. (the "Company"), Burlington Industries, Inc., as Servicer, and Wachovia Bank, N.A. ("Wachovia"), as Agent and Collateral Agent, and (ii) the Loan Agreement, dated as of December 10, 1997 (the "Loan Agreement"), among the Company, the financial institutions as are or may become parties thereto (the "Liquidity Lenders") and Wachovia, as Agent for the Lenders. The undersigned certifies that (i) the attached is a Monthly Settlement Statement (as such term is defined in Annex Z to the Loan Agreement), (ii) the information provided therein is true, accurate and complete in all respects as of the date provided thereof and (iii) as of the date hereof no Amortization Event or Potential Amortization Event has occurred.



                                      Name:
                                     Title:

                                    EXHIBIT B


Burlington Industries, Inc.
Fax:  910-379-2245
Phone:  910-379-2155


                               B.I. FUNDING, INC.

                     Weekly Report Dated ____________, 199_

                 Date of Processing as of ________________, 199_



         The undersigned, a Financial Officer of Burlington Industries, Inc., as Servicer, is delivering this Weekly Report pursuant to (i) the Amended and Restated Facility Agreement, dated as of December 10, 1997, among B.I. Funding Inc. (the "Company"), Burlington Industries, Inc., as Servicer, and Wachovia Bank, N.A. ("Wachovia"), as Agent and Collateral Agent, and (ii) the Loan Agreement, dated as of December 10, 1997 (the "Loan Agreement"), among the Company, the financial institutions as are or may become parties thereto (the "Liquidity Lenders") and Wachovia, as Agent for the Lenders. The undersigned certifies that (i) the attached is a Weekly Report as such term is defined in Annex Z of the Loan Agreement, (ii) the information provided therein is materially accurate as of the date provided therefor unless, and to the extent that, such information is amended or corrected by the Servicer within five Business Days as of the date hereof, in which case such information, as so amended or corrected, is materially accurate as of the date provided therefor; and (iii) as of the date hereof no Amortization Event or Potential Amortization Event has occurred and is continuing.



                                      Name:



                                     Title:

                                    EXHIBIT C


                                    [FORM OF]

                                SUBORDINATED NOTE


                                     [Date]


         B.I. FUNDING, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of BURLINGTON INDUSTRIES, INC., a Delaware corporation ("BII"), the principal amount of this Subordinated Note, determined as described below, together with interest thereon at a rate per annum equal to the "Prime Rate" as published from time to time in the Wall Street Journal plus 3% in lawful money of the United States of America. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Amended and Restated Receivables Purchase Agreement dated as of December 10, 1997, among the Company, Burlington Industries, Inc., B.I. Transportation, Inc., Burlington Fabrics Inc., Burlington Apparel Services Company, Burlington International Services Company and The Bacova Guild, Ltd. (such agreement, as it may from time to time be amended, supplemented or otherwise modified in accordance with its terms, the "Purchase Agreement").

         The principal amount of this Subordinated Note at any time shall be determined in accordance with the provisions of Article VIII of the Purchase Agreement. Payments of principal of this Subordinated Note shall be made on the Maturity Date (provided that principal may be prepaid at any time). Payments of interest on this Subordinated Note shall be paid on each Monthly Settlement Date (with respect to interest accrued as of the end of the preceding fiscal month) and on the Maturity Date (provided that interest may be prepaid at any time) by wire transfer of immediately available funds to such account of the Seller as the Seller may designate in writing. Notwithstanding the foregoing, no payments of interest or principal may be made under this Subordinated Note at any time except as permitted under the Subordination Agreement (as defined below).

         The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Obligations (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement, Consent and Acknowledgment dated as of December 10, 1997, as amended, supplemented or otherwise modified from time to time (the "Subordination Agreement") among the maker hereof, the payee named herein and certain other parties. This Subordinated Note is the Subordinated Note referred to in the Purchase Agreement, and is subordinate and junior in right of payment to all the Obligations to the extent and in the manner provided in the Subordination Agreement.

         The Company hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         This Subordinated Note amends and restates the Subordinated Note dated March 26, 1992 (the "Prior Note"), payable by the Company to the order of BII for the benefit of the Sellers (as defined in the Purchase Agreement). All indebtedness outstanding under the Prior Note shall be deemed to be outstanding hereunder, and nothing herein shall be deemed to evidence payment or release of such indebtedness.

         THIS   SUBORDINATED  NOTE  SHALL  BE  GOVERNED  BY,  AND  CONSTRUED  IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                          B.I. FUNDING, INC.

                                                             by

                                                             Title: